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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2007


                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Colorado                     1-12551                84-1250533
   ------------------------           ------------        -------------------
   (State of Incorporation)           (Commission            (IRS Employer
                                      File Number)        Identification No.)


   One Canterbury Green, 201 Broad Street, Stamford, CT              06901
   ----------------------------------------------------            ----------
         (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K/A amends and restates in full the original Form 8-K filed on
March 16,2007 in order to provide additional information. None of the information contained in the original Form 8-K has been changed in substance or deleted. The only additional information in Item 4.01 herein is the addition of "and any interim period subsequent to December 31, 2006 through March 14, 2007 (the date of this report)" in the second paragraph thereof and the reference in the last sentence of the fourth paragraph thereof to a new, contemporaneous accountants' letter.


ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 14, 2007, the Audit Committee of the Board of Directors of Cenveo, Inc. (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm ("auditors"). On March 15, 2007, the Audit Committee of the Board of Directors of the Company appointed Deloitte & Touche LLP ("Deloitte & Touche") as its auditors for the year ending December 31, 2007.

No accountant's report on the financial statements for the Company's fiscal years ended December 31, 2006 and 2005 and any interim period subsequent to December 31, 2006 through March 14, 2007 (the date of this report) contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There were no "disagreements" (as such term is used in Item 304 (a)(1)(iv) of Regulation S-K) with Ernst & Young at any time during the periods described above regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the same periods, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Company's relationship with Ernst & Young.

The Company has provided Ernst & Young with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with such disclosures, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Ernst & Young dated March 29, 2007 is attached to this Form 8-K/A as Exhibit 99.1.

During the periods described above prior to engaging Deloitte & Touche, the Company did not consult Deloitte & Touche regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Deloitte & Touche did not provide either a written report or oral advice to the Company that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         N/A

(b)      Pro Forma Financial Information

         N/A

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(c) Exhibits.

Exhibit
Number       Description
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99.1         Letter from Ernst & Young LLP to Securities and Exchange Commission


                                      3

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2007

                                            CENVEO, INC.

                                            By: /s/ Sean S. Sullivan
                                                --------------------------------
                                                Sean S. Sullivan
                                                Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

99.1         Letter from Ernst & Young LLP to Securities and Exchange Commission